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                                                                   EXHIBIT 10.43

                                                    [GlobalMedia.com letterhead]


June 7, 2000


Pacific Stock Transfer Company
Suite 218
3690 S. Eastern Road
Las Vegas, NV  89109

Ladies and Gentlemen:

     GlobalMedia.com, a Nevada corporation (the "Company"), and OnRadio.com, a California corporation ("OnRadio.com"), have entered into that certain Asset Purchase Agreement dated as of June 6, 2000 ("Purchase Agreement") providing for the issuance of shares of Common Stock, par value $0.0001 per share, of the Company to OnRadio in consideration for the transfer and assignment by OnRadio to the Company of certain assets. In connection with the transactions contemplated under the Asset Purchase Agreement, you are irrevocably authorized and instructed hereby to do as follows:

1. Issue and register in the name of OnRadio.com a certificate representing 450,000 shares of Common Stock and deliver such certificate to OnRadio.com at the following address:

                  1500 Green Hills Road
                  Suite 205
                  Scotts Valley, CA 95066
                  Attention:  President

2. Issue and register in the name of OnRadio.com a certificate representing 750,000 shares of Common Stock (the "Escrow Shares") and deliver such certificate by overnight courier to:

                  Business and Escrow Service Center
                  3031 Tisch Way, Suite 602
                  San Jose, CA 95128

(Business and Escrow Service Center is referred to in this letter as "Escrow Agent.")

3. Finally, you are irrevocably authorized and instructed hereby to issue and register in the name of OnRadio.com a certificate representing 450,000 shares of Common Stock (the "Holdback Shares") and to deliver by overnight courier such certificate to the Escrow Agent at the address set forth above.

4. Under the terms of the Purchase Agreement, the Escrow Shares are to be released to OnRadio.com in one or more closings beginning on or about the 5th business day of each month commencing in July 2000 through and including September 2000 (each, a "Closing"). In connection with each Closing, the Escrow Agent will deliver to you the original certificate representing the Escrow Shares then in escrow, together with an original letter of instruction from the Company in the form attached as EXHIBIT A ("Closing Transfer Instruction"). Upon receipt of Closing Transfer Instructions, you are irrevocably authorized and instructed to effect the stock transfers referred to therein.

5. Until such time as you are advised by the Company otherwise, all certificates issued and registered in the name of OnRadio.com pursuant to these irrevocable transfer agent instructions shall bear the following legends:

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         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES
         SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND WERE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENT OF THE ACT AND SUCH LAWS. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT, AND/OR THE LAWS OF CERTAIN STATES, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE HOLDER HAS PROVIDED THE COMPANY WITH A LEGAL OPINION ACCEPTABLE TO THE COMPANY TO THAT EFFECT.

         THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THAT CERTAIN INVESTOR RIGHTS AGREEMENT BETWEEN THE HOLDER AND THE COMPANY, A COPY OF WHICH IS AVAILABLE UPON REQUEST FROM THE SECRETARY OF THE COMPANY.

6. These transfer instructions are irrevocable unless otherwise agreed in a written instrument signed by both the Company and OnRadio.com.

         If you have any questions or need further information, please do not hesitate to contact me.

                                           Very truly yours,

                                           /s/ L. James Porter

                                           L. James Porter
                                           Chief Financial Officer and Secretary


Acknowledged:

Pacific Stock Transfer Company


By:
   --------------------------
Name:
     ------------------------
Its:
    -------------------------

                                       2

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                                    EXHIBIT A



Date: _____________, 2000


Pacific Stock Transfer Company
Suite 218
3690 S. Eastern Road
Las Vegas, NV  89109

Ladies and Gentlemen:

Enclosed herewith is certificate number _______ representing ____________ shares of Common Stock, par value $0.0001 per share, of GlobalMedia.com registered in the name of OnRadio.com. You are hereby instructed as follows:

1.  Cancel the enclosed certificate.

2. Issue a new certificate for _________ shares registered in the name of OnRadio.com and deliver it to OnRadio.com at the following address:

                  1500 Green Hills Road
                  Scotts Valley, CA 95066
                  Attention:  President

3. Issue a new certificate for the remaining __________ shares registered in the name of OnRadio.com and deliver it to Business and Escrow Service Center at the following address:

                  3031 Tisch Way, Suite 602
                  San Jose, CA 95128

All certificates should bear the legends set forth in our instruction letter of June 7, 2000.

                                       Very truly yours,

                                       /s/ L. James Porter

                                       L. James Porter
                                       Chief Financial Officer and Secretary